UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): February 25, 2008

Move, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jursidiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
30700 Russell Ranch Road Westlake Village, California 91362
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (805) 557-2300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
Item 9.01.  Financial Statements and Exhibits

SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02     Results of Operations and Financial Condition.

On February 28, 2008, Move, Inc. issued a press release announcing its financial results for the fourth quarter ended December 31, 2007. A copy of that release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In the second quarter of 2007, the Company modified the terms for granting its restricted stock unit awards, which created a new measurement date. The modification was entered into because the 2006 grants required a three-year projection of financial performance in a highly competitive and rapidly changing market and the Management Development and Compensation Committee of the Board of Directors wanted to better reflect the current strategy of the Company while adhering to the original goals of increased and sustained performance. As a result, management should have assessed the likelihood of achieving the original targets and awarding the restricted stock as improbable. As such, Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment (SFAS 123R) required that any previously recognized expense related to the restricted stock units be reversed and that the Company remeasure the fair value of the grants and defer any future compensation expense until it was probable that the awards would ultimately vest. Instead, the awards continued to be accounted for under the assumption that 100% would be vested.

As a result of the error regarding the probability of achieving the original targets in order to award the restricted stock to management, on February 25, 2008 the Audit Committee of the Board of Directors, upon the recommendation of management, concluded that the Company’s financial statements for the three and six months ended June 30, 2007 and the three and nine months ended September 30, 2007, should no longer be relied upon and should be restated. In reaching its conclusion, the Audit Committee discussed the matters required by Item 4.02(a) of Form 8-K with the Company’s registered independent accountants, Ernst & Young LLP.

The Company is restating its financial statements for the three and six months ended June 30, 2007, and the three and nine months ended September 30, 2007, by amending its 2007 Quarterly Reports on Form 10-Q/A for the periods ended June 30 and September 30, 2007. All amendments and restatements to the financial statements affected are non-cash in nature.

The Company issued a press release on February 28, 2008 announcing its financial results for the fourth quarter ended December 31, 2007, which discusses the restatement of the second and third quarter financial statements reported in this Item 4.02(a). The press release is filed as Exhibit 99.1 to this report and is incorporated by reference into this report.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

         99.1       Press Release announcing the Company’s financial results for the fourth quarter ended December 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.

Date:	February 28, 2008	By:	/s/ Lewis R. Belote, III
Lewis R. Belote, III
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release announcing the Company’s financial results for the fourth quarter ended December 31, 2007